Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)



[Value artwork}



VALUE

Annual Report
2001









DELAWARE
Growth and Income Fund


[GRAPHIC OMITTED] POWERED BY RESEARCH.(SM)

A Commitment
       to Our Investors

Experience

o Our seasoned investment professionals average 12 years experience, bringing a wealth of knowledge and expertise to our management team.

o We trace our origins to 1929 and opened our first mutual fund in 1938. Over the past 70 years, we have weathered wide range of economic and market environments.

Performance

o We strive to deliver consistently good performance in all asset classes.

o We believe that hiring the best and the brightest in the industry, conducting fundamental research, and working in a disciplined investment process are essential to investment management.

Service

o We are committed to providing the highest standards of client service.

o You can count on quick and courteous service, easy access to information about your accounts, and hassle-free transaction processing.

o We make our funds available through financial advisors who can offer you individualized attention and valuable investment advice.

Diversification

o Our comprehensive family of funds gives you the opportunity to diversify your portfolio effectively.

o We offer mutual funds in virtually every asset class from domestic equity and fixed income to international securities.

Our commitments have earned us the confidence of discriminating institutional and individual investors. Delaware and its affiliates managed approximately $86 billion in assets as of December 31, 2001.



Table
of Contents

Letter to Shareholders                        1
Portfolio Management Review                   3
New at Delaware                               6
Performance Summary                           7
  Financial Statements:
  Statement of Net Assets                     9
  Statement of Operations                     11
  Statements of Changes in Net Assets         12
  Financial Highlights                        13
  Notes to Financial Statements               17
  Report of Independent Auditors              19

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C) Delaware Distributors, L.P.

                                                Delaware Growth and Income Fund
Letter                                          December 11, 2001
       to Shareholders

Recap of Events

Three months after the tragic events of September 11, we are beginning to get a clearer picture of that day's impact on the U.S. economy and our capital markets. A long decline in U.S. corporate profits, which began last autumn, deepened following the terrorist attacks in New York and Washington, D.C. and has prolonged a year-long economic slide.

It has also become clear that September 11 may have been a catalyst for U.S. stocks, which now appear to have bottomed just when things appeared most bleak, in the days immediately following the terrorist attacks.

Major stock indexes have made an impressive recovery since September 11. As of November 30, 2001, the Dow Jones Industrial Average had gained +19.6% from its low point on September 21, and +10.4% since the re-opening of the New York Stock Exchange on September 17. Likewise, the Nasdaq Composite Index had gained +35.8% from its September 21 low and +22.2% since September 17. According to Lipper, the average stock mutual fund made a healthy +9.54% gain between September 17 and November 30, 2001.

This recent burst of strong performance has, in effect, tempered performance numbers for the fiscal year ended November 30, 2001. Those figures, although generally disappointing, were on their way to being worse during September. For the fiscal year ended November 30, 2001, the Dow Jones Industrial Average fell by -3.7%, while the Nasdaq Composite Index fell by -25.7%.

Delaware Growth and Income Fund returned -2.29% (Class A shares at net asset value with distributions reinvested), during the fiscal year ended November 30, 2001 beating the -12.21% drop of its benchmark, the S&P 500 Index. The Fund's peer group, as measured by the 335 funds in the Lipper Large-Cap Value Funds Average, lost -3.84% for the same period.

In late November, the non-profit National Bureau of Economic Research (NBER), the quasi-official arbiter of U.S. economic recessions, declared that the current economic downturn in America is a recession. The NBER's business cycle dating committee, comprised of six academic economists, tabbed March 2001 as the start of the recession. The NBER's call made it exactly 10 years between U.S. recessions and ended the longest expansionary period since the group began keeping records in 1854.

The good news on the economic front is that some signs already point to recovery, and that much has been done in the past year to help steer the U.S. economy toward growth. The U.S. Federal Reserve Board has been cutting interest rates since January 2001, while the fiscal stimulus passed by Congress this year has reached monumental levels. These noteworthy efforts have occasionally prompted comparisons to the U.S. Marshall Plan, aimed at rebuilding Europe after WWII. Government spending so far has been aimed at disaster relief, new security measures, and airline industry aid, while more is likely on the way.

Total Return
For the period ended November 30, 2001                         One Year
Delaware Growth and Income Fund-- Class A Shares               -2.29%
Lipper Large-Cap Value Funds Average (335 funds)               -3.84%
Standard & Poor's 500 Index                                   -12.21%
S&P 500/BARRA Value Index                                      -8.56%
--------------------------------------------------------------------------------
All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all distributions. Performance information for all Fund classes and a description of the S&P 500 Index can be found on pages 7 and 8. The Lipper Large-Cap Value Funds Average represents the average return of large-cap value funds tracked by Lipper (Source: Lipper Inc.). The S&P 500/BARRA Value Index tracks those S&P 500 companies with low ratios of book value to market capitalization. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Outlook

Since September 11, the investment community has advocated a great degree of caution with regard to the stock market's prospects. Many experienced investors and strategists have pointed out that corporate profits remain weak, that there are no guarantees with regard to fiscal and monetary stimulus, and that the current downturn may prove difficult to reverse since it was driven by poor capital investment. We agree with this rationale on all counts.

At Delaware Investments, we also believe that when pessimism and uncertainty are high, interest rates are low, and profits are bottoming, the long-run prospects for stock investors are at their best. We think a dose of caution is always healthy for investors. But a pessimistic market outlook is best reserved for times such as March of 2000, when interest rates were peaking and stocks reached all-time highs that left them overvalued, in our view, by all respectable measures. At that point, pessimism made sense.

This autumn's stock market rebound likely cannot continue unabated. Until the U.S. sees a turn in corporate profits, the market will be apt to move erratically, occasionally giving up gains in the short term. Yet when it comes to long-term growth prospects, we view the current environment as clearly a time for optimism. In our opinion, investment in well- selected common stocks remains a sound strategy for investors looking to protect and enhance their capital over the long term. We are hopeful that this autumn marked the start of strong future performance.

As we look to a brighter future, Delaware Investments remains committed to growing its service-oriented approach and meeting shareholders' ever-changing needs. As a result, we recently debuted Delaware eDelivery, which allows you to access your account online, at any time. At Delaware, we take pride in our award-winning service, and we hope you enjoy this new feature, which was offered in response to overwhelming demand.

Thank you for remaining committed to Delaware Investments. We wish you a healthy and prosperous New Year.

Sincerely,

/s/ Charles E. Haldeman, Jr.
---------------------------------------
Charles E. Haldeman, Jr.
Chairman,
Delaware Investments Family of Funds



/s/ David K. Downes
---------------------------------------
David K. Downes
President and Chief Executive Officer,
Delaware Investments Family of Funds

Portfolio                                       Delaware Growth and Income Fund
      Management Review                         December 11, 2001

Fund Manager
John B. Fields
Senior Portfolio Manager

The Fund's Results

Delaware Growth and Income Fund returned -2.29% (Class A shares at net asset value with distributions reinvested) for the fiscal year ended November 30, 2001. By comparison, the Lipper Large-Cap Value Funds Average returned -3.84% and the S&P 500/BARRA Value Index returned -8.56%, for the same period. The S&P 500 Index declined -12.21%.

In managing the Fund throughout the fiscal year, we diversified investments among a variety of economic sectors and focused on large, well-established companies that we considered undervalued and that have the potential for capital appreciation over the long term. As always, we based our investment decisions on a fundamental analysis of individual companies. A company's financial strength, management, products, and long-term prospects for growth are just some of the factors we consider before adding a stock to the Fund.

Portfolio Highlights

Our strategy during the fiscal year centered on building a portfolio that we think will perform well during a period of economic recovery, which we believe may begin within the first six months of 2002. We focused primarily on old economy companies that are industry leaders. Many of our holdings are companies that are using new technology to streamline their businesses and become more competitive. In maintaining this strategy, we emphasized several themes, including:

o Economically sensitive companies. During the fiscal year, we favored companies whose prospects tend to rise with an upturn in economic growth. As a result, we added companies in the retail sector, such as Target. We also added Alcoa to the Fund's metals & mining sector and Caterpillar in industrial machinery. We also added to the Fund's media position, investing in Gannett, a newspaper publisher and media chain. We believe media companies are likely to benefit from a pick-up in advertising as the economy strengthens.

o Interest-sensitive stocks. Banking and finance companies, which tend to perform well during periods of lower interest rates, accounted for the largest area of investment in the Fund at 15.0% of net assets. Interest rates declined signifi- cantly over the course of the year, making it more attractive for consumers and businesses to borrow and invest money. In this area, we favored banks and financial services companies. The Fund held stocks of some of the country's largest and most diversified financial institutions at fiscal year end. Citigroup, Bank of America, Wells Fargo, and Bank of New York are each a part of the portfolio.

o An upgrade in quality. For most of the fiscal year, stock valuations remained on a downward course. In the aftermath of September 11, valuations fell to what we believed were extreme levels in some cases. We viewed these steep declines as opportunities to upgrade the quality of the portfolio and to add to some existing positions. As a result, we allocated more assets to a number of the Fund's high quality stocks, including Carnival.

o An increase in undervalued technology stocks. We raised the Fund's allocation of technology stocks, adding holdings as we saw particular issues become attractive. Throughout the year, technology stocks led the market downward, and we boosted the Fund's technology position when valuations on select companies reached attractive levels. We focused primarily on high-quality semiconductor and software companies, because we believe they will lead any technology recovery. During the year, we added Cisco Systems, National Semiconductor, Texas Instruments, Microsoft, and Oracle to the Fund.

As part of our commitment to financial stocks, we also added to the Fund's insurance allocation. We created a new position in American International Group, the leading U.S.-based international insurance and financial services company. The insurance industry is well-equipped to handle claims that have resulted from the events of September 11, and we believe certain companies will benefit from an improved business environment and higher premiums in the future.

The Fund's return was held back primarily by investments in two areas--telecommunications and energy. Telecommunications companies were among the hardest hit technology stocks during the recent fiscal year. In fact, telecommunications stocks as a group have generated poor earnings for more than a year now; and so far they have offered investors little insight as to when their businesses might turn around.

Affected by the economic slowdown and oversupply, energy companies were also poor performers. To some extent, energy is a cyclical business, and we believe energy stocks have the potential for gains when the economy begins to recover.

Outlook

As we look forward to 2002, we expect the market to be volatile. We would urge investors to maintain diversified portfolios and to be realistic in their expectations for equity returns. We anticipate that market returns will be more in line with historical norms of 8% to 12% in 2002.

We believe we have built a portfolio of high-quality companies that are leaders in their markets. We believe the Fund is positioned to benefit as the economy rebounds from the recession in the months to come.

Delaware Growth and Income Fund
Top 10 Holdings

As of November 30, 2001
                          Percentage                    Stock's 12-Month
Company                   of Portfolio   Industry       Dividend Yield*
-----------------------------------------------------------------------------
1.  American               3.0%          Insurance           0.20%
    International
    Group
-----------------------------------------------------------------------------
2.  Citigroup              2.6%          Banking &           1.23%
                                         Finance
-----------------------------------------------------------------------------
3.  J.P. Morgan Chase      2.5%          Banking &           3.47%
                                         Finance
-----------------------------------------------------------------------------
4.  General Electric       2.5%          Electronics         1.75%
                                         & Electrical
                                         Equipment
-----------------------------------------------------------------------------
5.  Microsoft              2.3%          Computers &            NA
                                         Technology
-----------------------------------------------------------------------------
6.  Bank of New York       2.3%          Banking &           1.77%
                                         Finance
-----------------------------------------------------------------------------
7.  Tyco International     2.2%          Miscellaneous       0.09%
-----------------------------------------------------------------------------
8.  Minnesota              2.2%          Miscellaneous       2.06%
    Mining &
    Manufacturing
-----------------------------------------------------------------------------
9.  ChevronTexaco          2.1%          Energy              3.09%
-----------------------------------------------------------------------------
10. First Data            2.1%           Computers &         0.11%
                                         Technology
*Source: Bloomberg.

                        The Value of Downside Protection

The chart below shows that Value-style investments, such as Delaware Growth and Income Fund, may provide some degree of protection in a down market relative to other equity investment styles.

Delaware Growth and Income Fund and the S&P/BARRA Value Index saw lesser declines during the recent bear market than the broad S&P 500 Index.

Over the long term, which includes both bull and bear markets, Delaware Growth and Income Fund and the S&P/BARRA Value Index trailed the S&P 500 Index, but provided competitive returns.

For more information on how Delaware Growth and Income Fund and Value investments may fit into your investment portfolio, please contact your financial advisor.


            Peformance from September 30, 1991 to Septemer 30, 2001

                                                                   Total Average
                               30 Bull Market    30 Bear Market        Annual
                                  Quarters          Quarters        Performance

Delaware Growth and Income
Fund -- Class A Shares             4.66%             -3.42%              9.56%

S&P/BARRA Value Index              5.75%             -4.23%             12.68%

S&P 500 Index                      6.41%             -6.05%             12.70%


Performance for Delaware Growth and Income Fund is for Class A shares and reflects reinvestment of all distributions. Performance for other classes of Delaware Growth and Income Fund may vary due to differing charges and expenses. See page 7 for complete performance information. Past performance is not a guarantee of future results.

A bull market is defined as one in which the S&P 500 Index showed a positive return, and a bear market is one in which the S&P 500 Index showed a negative return. Bull and bear market performance has not been annualized. The bull market performance is calculated as an average of 30 bull quarters during the time period from 9/30/91 to 9/30/01. The bear market performance is calculated as an average of 10 bear quarters during the time period from 9/30/91 to 9/30/01. Total performance is calculated as the compound product of the bull and bear periods. For purposes of the performance graph above, the "bear market" quarters were 1992 (Q4), 1994 (Q1, Q4), 1998 (Q3), 1999 (Q3), 2000 (Q2, Q3, Q4),
and 2001 (Q1, Q3). All other quarters were bull market quarters. Past performance may not be indicative of future results.

You cannot invest directly in an index. Investment returns will fluctuate so that shares, when redeemed, may be worth more or less than their original value. Class A shares are subject to a distribution fee. Fund performance for the 30 Bull Market Quarters graph and the 10 Bear Market Quarters graph are shown without the effect of a sales charge. Fund performance for the Total Average Annual Performance graph includes the effect of a sales charge.

Source: Wiesenberger.

New
  at Delaware


Simplify your life. Sign up for Delaware's new eDelivery!

No more hunting for lost documents or misplaced items in your filing cabinet. Delaware Investments helps you get organized with Delaware eDelivery. Now you can receive your fund documents electronically instead of via U.S. mail. When you sign up for eDelivery, you can access your account statements, shareholder reports, and other fund materials online, in a secure environment at any time, from anywhere.

To sign up for Delaware eDelivery:

1. Go to www.delawareinvestments.com/edelivery

2. Follow the directions to register.

Signing up for eDelivery can also help make your tax preparation easier. If you use Quicken(R) TurboTax(R) to prepare your taxes, this year you will have access to Intuit's Instant Data Entry feature. Instant Data Entry helps you complete your tax forms by quickly, securely and accurately retrieving 1099 investment data from Delaware Investments and instantly entering that information in the correct forms in TurboTax. It saves you time and needless manual data gathering and entry! The Instant Data Entry feature is included in all individual 1040 versions of TurboTax, including TurboTax for the Web.

Take control with Delaware eDelivery!

If you have questions or need more information, call our Shareholder Service Center at 800 523-1918 from 8:00 a.m. to 8:00 p.m. Eastern Time, Monday through Friday.

Delaware
       Growth and Income Fund

Fund Basics
As of November 30, 2001
--------------------------------------------------------------------------------
Fund Objectives:
The Fund seeks capital appreciation with current income as a secondary objective.
--------------------------------------------------------------------------------
Total Fund Net Assets:
$725.24 million
--------------------------------------------------------------------------------
Number of Holdings:
62
--------------------------------------------------------------------------------
Fund Start Date:
August 27, 1986
--------------------------------------------------------------------------------
Your Fund Manager:
John B. Fields has 29 years' experience in investment management. He holds a bachelor's degree and an MBA from Ohio State University. Before joining Delaware Investments in 1992, he was Director of Domestic Equity Risk Management at DuPont. Mr. Fields is a CFA charterholder.
--------------------------------------------------------------------------------
Nasdaq Symbols:
Class A    DEDTX
Class B    DEOBX
Class C    DTRCX

Fund Performance

Average Annual Total Returns
Through November 30, 2001    Lifetime     10 Years     Five Years     One Year
--------------------------------------------------------------------------------
Class A (Est. 8/27/86)
Excluding Sales Charge       +11.08%       +11.48%      +6.14%         -2.29%
Including Sales Charge       +10.65%       +10.82%      +4.89%         -7.89%
--------------------------------------------------------------------------------
Class B (Est. 9/6/94)
Excluding Sales Charge       +10.38%                    +5.41%         -2.95%
Including Sales Charge       +10.38%                    +5.13%         -7.80%
--------------------------------------------------------------------------------
Class C (Est. 11/29/95)
Excluding Sales Charge       +8.31%                     +5.42%         -2.96%
Including Sales Charge       +8.31%                     +5.42%         -3.93%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Return and share value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of 5.75% and have an annual distribution and service fee of 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The average annual total returns for the lifetime (since 8/27/86), 10-year, five-year, and one-year periods ended November 30, 2001 for Delaware Growth and Income Fund's Institutional Class shares were +11.26%, +11.76%, +6.46%, and -2.07%, respectively. Institutional Class shares were first made available on July 26, 1993 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts. Institutional Class performance prior to July 26, 1993 is based on Class A performance adjusted to eliminate the sales charges, but not the asset-based distribution charge of Class A shares.

The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

The 30-day SEC yields for Class A, B, C, and Institutional Class shares were +0.31%, -0.35%, -0.35%, and +0.62%, respectively, as of November 30, 2001.

Nasdaq Institutional Class symbol: DERIX

Delaware
       Growth and Income Fund

Performance of a $10,000 Investment
November 30, 1991 through November 30, 2001

                       Delaware Growth and Income
                         Fund -- Class A Shares      S&P 500 Index

          Nov-91                $9,423                 $10,000
          Nov-92               $10,753                 $11,847
          Nov-93               $12,337                 $13,044
          Nov-94               $12,332                 $13,180
          Nov-95               $16,609                 $18,054
          Nov-96               $20,743                 $23,084
          Nov-97               $25,996                 $29,667
          Nov-98               $29,298                 $36,686
          Nov-99               $28,714                 $44,355
          Nov-00               $28,601                 $42,483
          Nov-01               $27,947                 $37,291


Chart assumes $10,000 invested on November 30, 1991, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to different charges and expenses. Returns plotted on the chart were as of the last day of each month shown. The S&P 500 Index is an unmanaged composite of mostly large-capitalization U.S. companies. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Statement                                       Delaware Growth and Income Fund
       of Net Assets                            November 30, 2001


                                                     Number of         Market
                                                      Shares           Value
Common Stock - 98.73%
Banking & Finance - 15.04%
 *Bank of America                                    116,348       $  7,141,440
  Bank of New York                                   417,100         16,367,004
  Citigroup                                          391,200         18,738,480
  Freddie Mac                                        133,600          8,840,312
 *J.P. Morgan Chase                                  488,550         18,428,106
 *Mellon Financial                                   404,200         15,113,038
 *Merrill Lynch                                      185,700          9,301,713
  Wells Fargo                                        353,400         15,125,520
                                                                   ------------
                                                                    109,055,613
                                                                   ------------
Cable, Media & Publishing - 4.81%
*+AOL Time Warner                                    373,600         13,038,640
   Gannett                                           144,700         10,049,415
   McGraw-Hill                                       208,400         11,774,600
                                                                   ------------
                                                                     34,862,655
                                                                   ------------
Chemicals - 2.70%
 *Air Products & Chemicals                           303,600         13,880,592
 *duPont(E.I.)deNemours                              128,400          5,693,256
                                                                   ------------
                                                                     19,573,848
                                                                   ------------
Computers & Technology - 11.89%
*+Cisco Systems                                      394,300          8,063,435
   Compaq Computer                                   936,800          9,508,520
*+EMC                                                413,900          6,949,381
  First Data                                         207,600         15,204,624
  International Business Machines                    126,200         14,587,458
*+Microsoft                                          260,400         16,720,284
 +Oracle                                             612,600          8,594,778
  Pitney Bowes                                       158,300          6,566,284
                                                                   ------------
                                                                     86,194,764
                                                                   ------------
Consumer Products - 3.96%
  Kimberly-Clark                                     258,800         15,054,396
  Procter & Gamble                                   176,400         13,663,944
                                                                   ------------
                                                                     28,718,340
                                                                   ------------
Electronics & Electrical Equipment - 6.72%
  General Electric                                   469,900         18,091,150
 *Intel                                              340,900         11,133,794
 +National Semiconductor                             406,200         12,238,806
 *Texas Instruments                                  227,900          7,304,195
                                                                   ------------
                                                                     48,767,945
                                                                   ------------
Energy - 8.57%
 *Anadarko Petroleum                                 135,100          7,011,690
 *Baker Hughes                                       272,600          8,987,622
 *ChevronTexaco                                      180,300         15,327,303
 *Diamond Offshore Drilling                          330,400          9,152,080
 *El Paso                                            298,400         13,278,800
 *Exxon Mobil                                        223,954          8,375,880
                                                                   ------------
                                                                     62,133,375
                                                                   ------------
Environmental Services - 0.95%
 *Ecolab                                             184,600          6,904,040
                                                                   ------------
                                                                      6,904,040
                                                                   ------------

                                                     Number of         Market
                                                      Shares           Value
Common Stock (continued)
Food, Beverage & Tobacco - 4.43%
 *Anheuser Busch                                     198,700        $ 8,563,970
  Kraft Foods                                        381,500         12,635,280
 *PepsiCo                                            225,100         10,946,613
                                                                   ------------
                                                                     32,145,863
                                                                   ------------
Healthcare & Pharmaceuticals - 8.86%
  American Home Products                             220,600         13,258,060
  Baxter International                               175,000          9,100,000
  Bristol-Myers Squibb                               156,000          8,386,560
 *Merck & Company                                    169,900         11,510,725
  Pfizer                                             282,200         12,222,082
  Schering-Plough                                    274,000          9,790,020
                                                                   ------------
                                                                     64,267,447
                                                                   ------------
Industrial Machinery - 1.95%
  Caterpillar                                        298,300         14,145,386
                                                                   ------------
                                                                     14,145,386
                                                                   ------------
Insurance - 8.53%
 *American International Group                       268,100         22,091,440
  Chubb Corporation                                  146,500         10,263,790
  John Hancock Financial Services                    242,100          9,524,214
  Marsh & McLennan                                    94,400         10,097,968
 *XL Capital Ltd.- Class A                           106,300          9,883,774
                                                                   ------------
                                                                     61,861,186
                                                                   ------------
Leisure, Lodging & Entertainment - 2.03%
 *Carnival                                           564,000         14,726,040
                                                                   ------------
                                                                     14,726,040
                                                                   ------------
Metals & Mining - 1.84%
 *Alcoa                                              345,800         13,347,880
                                                                   ------------
                                                                     13,347,880
                                                                   ------------
Miscellaneous-- 4.42%
 *Minnesota Mining & Manufacturing                   139,200         15,949,536
 *Tyco International                                 274,400         16,134,720
                                                                   ------------
                                                                     32,084,256
                                                                   ------------
Paper & Forest Products - 1.59%
 *International Paper                                288,390         11,521,181
                                                                   ------------
                                                                     11,521,181
                                                                   ------------
Retail - 4.23%
*+Federated Department Stores                        298,400         11,040,800
  Home Depot                                         181,000          8,445,460
  Target                                             298,500         11,205,690
                                                                   ------------
                                                                     30,691,950
                                                                   ------------
Telecommunications - 3.52%
*+Comcast - Special Class A                          195,900          7,444,200
 *SBC Communications                                 242,011          9,046,371
 *Verizon Communications                             191,672          9,008,584
                                                                   ------------
                                                                     25,499,155
                                                                   ------------
Transportation & Shipping - 1.53%
 *Union Pacific                                      201,200         11,076,060
                                                                   ------------
                                                                     11,076,060
                                                                   ------------

Statement                                       Delaware Growth and Income Fund
       of Net Assets (continued)


                                                     Number of         Market
                                                      Shares           Value
Common Stock (continued)
Utilities - 1.16%
 *Duke Energy                                        232,700       $  8,412,105
                                                                   ------------
                                                                      8,412,105
                                                                   ------------
Total Common Stock (cost $630,527,330)                              715,989,089
                                                                   ------------

                                                   Principal
                                                    Amount
Repurchase Agreements - 1.26%
 With BNP Paribas 2.10% 12/3/01
   (dated 11/30/01, collateralized
   by $1,200,000 U.S.Treasury Notes
   6.50% due 2/28/02, market value
   $1,232,756 and $919,000 U.S.Treasury
   Notes 6.625% due 5/31/02, market
   value $940,965 and $168,000
   U.S. Treasury Notes 6.00% due
   9/30/02, market value $174,882)                $2,298,000          2,298,000
 With Cantor Fitzgerald 2.10% 12/3/01
   (dated 11/30/01, collateralized
   by $451,000 U.S. Treasury Notes
   4.625% due 2/28/03, market value
   $468,892 and $1,774,000 U.S. Treasury
   Notes 5.25% due 8/15/03, market
   value $1,876,607)                               2,298,000          2,298,000
 With J.P. Morgan Chase 2.07% 12/3/01
   (dated 11/30/01, collateralized
   by $2,245,000 U.S. Treasury Bills due
   2/28/02, market value $2,235,519)               2,181,000          2,181,000
 With UBS Warburg 2.11% 12/3/01
   (dated 11/30/01, collateralized
   by $2,316,000 U.S. Treasury Notes
   5.125% due 12/31/02, market
   value $2,438,791)                               2,390,000          2,390,000
                                                                   ------------
Total Repurchase Agreements
   (cost $9,167,000)                                                  9,167,000
                                                                   ------------
Total Market Value of Securities - 99.99%
   (cost $639,694,330)                                              725,156,089
Receivables and Other Assets
Net of Liabilities - 0.01%                                               88,681
                                                                   ------------
Net Assets Applicable to 48,696,621 Shares
Outstanding - 100.00%                                              $725,244,770
                                                                   ------------
Net Asset Value - Delaware Growth and
  Income Fund Class A
  ($493,458,742 / 33,072,541 Shares)                                     $14.92
                                                                         ------
Net Asset Value - Delaware Growth and
  Income Fund Class B
  ($135,565,276 / 9,167,934 Shares)                                      $14.79
                                                                         ------
Net Asset Value - Delaware Growth and
  Income Fund Class C
  ($27,575,933 / 1,868,788 Shares)                                       $14.76
                                                                         ------
Net Asset Value - Delaware Growth and
  Income Fund Institutional Class
  ($68,644,819 / 4,587,358 Shares)                                       $14.96
                                                                         ------

Components of Net Assets at November 30, 2001:
Shares of beneficial interest
  (unlimited authorization - no par)                               $712,890,063
Undistributed net investment income                                   2,065,497
Accumulated net realized loss on investments                        (75,172,549)
Net unrealized appreciation of investments                           85,461,759
                                                                   ------------
Total net assets                                                   $725,244,770
                                                                   ============


*Security is fully or partially on loan. See Note 6 in "Notes to Financial Statements".

+Non-income producing security for the year ended November 30, 2001.

Net Asset Value and Offering Price per Share -
  Delaware Growth and Income Fund
Net asset value Class A (A)                                              $14.92
Sales charge (5.75% of offering price, or
  6.10% of amount invested per share) (B)                                  0.91
                                                                         ------
Offering price                                                           $15.83
                                                                         ======

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $50,000 or more.

See accompanying notes



Statement                                                                                  Delaware Growth and Income Fund
       of Operations                                                                       Year Ended November 30, 2001

Investment Income:
 Dividends                                                                     $12,874,287
 Interest                                                                          591,407
 Security lending income                                                            13,771                     $13,479,465
                                                                               -----------                    ------------

Expenses:
 Management fees                                                                4,994,073
 Distribution expenses                                                          3,346,056
 Dividend disbursing and transfer agent fees and expenses                       2,028,140
 Accounting and administration expenses                                           344,658
 Reports and statements to shareholders                                           304,252
 Registration fees                                                                 56,250
 Trustees' fees                                                                    26,300
 Professional fees                                                                 17,220
 Custodian fees                                                                    12,747
 Taxes (other than taxes on income)                                                   600
 Other                                                                            163,700
                                                                               -----------
                                                                                                                11,293,996
Less expenses paid indirectly                                                                                      (26,148)
                                                                                                              ------------
Total expenses                                                                                                  11,267,848
                                                                                                              ------------

Net Investment Income                                                                                            2,211,617
                                                                                                              ------------

Net Realized and Unrealized Gain (Loss) on Investments:
 Net realized gain on investments                                                                                9,506,186
 Net change in unrealized appreciation/depreciation of investments                                             (30,378,464)
                                                                                                              ------------

Net Realized and Unrealized Loss on Investments                                                                (20,872,278)
                                                                                                              ------------

Net Decrease in Net Assets Resulting from Operations
                                                                                                              ($18,660,661)
                                                                                                              ============

See accompanying notes


Statements                                                                        Delaware Growth and Income Fund
       of Changes in Net Assets


                                                                                                  Year Ended
                                                                                       11/30/01         11/30/00
Increase (Decrease) in Net Assets from Operations:
 Net investment income                                                               $  2,211,617   $    8,738,993
 Net realized gain (loss) on investments                                                9,506,186      (80,979,698)
 Net change in unrealized appreciation/depreciation of investments                    (30,378,464)      49,728,352
                                                                                     ------------   --------------
 Net decrease in net assets resulting from operations                                 (18,660,661)     (22,512,353)
                                                                                     ------------   --------------

Dividends and Distributions to Shareholders from:
 Net investment income:
  Class A                                                                                (412,041)      (9,917,059)
  Class B                                                                                      --       (1,197,543)
  Class C                                                                                      --         (248,522)
  Institutional Class                                                                    (115,035)      (1,848,125)

 Net realized gain on investments:
  Class A                                                                                      --      (40,009,417)
  Class B                                                                                      --       (9,736,999)
  Class C                                                                                      --       (2,029,409)
 Institutional Class                                                                           --       (5,465,413)
                                                                                     ------------   --------------
                                                                                         (527,076)     (70,452,487)
                                                                                     ------------   --------------

Capital Share Transactions:
 Proceeds from shares sold:
  Class A                                                                              43,388,629       65,511,520
  Class B                                                                              24,924,069       23,264,140
  Class C                                                                               8,050,614        8,959,524
  Institutional Class                                                                  20,211,017       29,585,765

 Net asset value of shares issued upon reinvestment of dividends and distributions:
  Class A                                                                                 380,371       47,078,104
  Class B                                                                                      --       10,409,183
  Class C                                                                                      --        2,195,936
  Institutional Class                                                                     115,035        7,313,539
                                                                                     ------------   --------------
                                                                                       97,069,735      194,317,711
                                                                                     ------------   --------------

 Cost of shares repurchased:
  Class A                                                                            (116,132,346)    (341,192,425)
  Class B                                                                             (26,648,727)     (88,835,882)
  Class C                                                                              (8,028,318)     (24,367,025)
  Institutional Class                                                                 (19,395,252)     (76,735,783)
                                                                                     ------------   --------------
                                                                                     (170,204,643)    (531,131,115)
                                                                                     ------------   --------------
Decrease in net assets derived from capital share transactions                        (73,134,908)    (336,813,404)
                                                                                     ------------   --------------
Net Decrease in Net Assets                                                            (92,322,645)    (429,778,244)

Net Assets:
  Beginning of period                                                                 817,567,415    1,247,345,659
                                                                                     ------------   --------------
  End of period                                                                      $725,244,770   $  817,567,415
                                                                                     ============   ==============

See accompanying notes

Financial
       Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                      Delaware Growth and Income Fund Class A
                                                                                      Year Ended
                                                              11/30/01     11/30/00    11/30/99     11/30/98     11/30/97
Net asset value, beginning of period                           $15.290      $16.350     $19.120      $19.230      $17.520

Income (loss) from investment operations:
Net investment income(1)                                         0.062        0.151       0.221        0.280        0.280
Net realized and unrealized gain (loss) on investments          (0.421)      (0.230)     (0.556)       1.930        3.610
                                                               -------      -------     -------      -------      -------
Total from investment operations                                (0.359)      (0.079)     (0.335)       2.210        3.890
                                                               -------      -------     -------      -------      -------

Less dividends and distributions from:
Net investment income                                           (0.011)      (0.213)     (0.235)      (0.240)      (0.330)
Net realized gain on investments                                    --       (0.768)     (2.200)      (2.080)      (1.850)
                                                               -------      -------     -------      -------      -------
Total dividends and distributions                               (0.011)      (0.981)     (2.435)      (2.320)      (2.180)
                                                               -------      -------     -------      -------      -------

Net asset value, end of period                                 $14.920      $15.290     $16.350      $19.120      $19.230
                                                               =======      =======     =======      =======      =======


Total return(2)                                                 (2.29%)      (0.39%)     (2.00%)      12.70%      25.26%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                       $493,459     $577,400    $871,409   $1,006,642     $863,855
Ratio of expenses to average net assets                          1.30%        1.35%       1.20%        1.13%        1.13%
Ratio of net investment income to average net assets             0.40%        1.02%       1.28%        1.52%        1.60%
Portfolio turnover                                                 98%          87%         94%          87%          69%


(1) The average shares outstanding method has been applied for per share information for the years ended November 30, 1999, 2000, and 2001.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

See accompanying notes

Financial
       Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                       Delaware Growth and Income Fund Class B
                                                                                     Year Ended
                                                              11/30/01     11/30/00    11/30/99     11/30/98     11/30/97
Net asset value, beginning of period                           $15.250      $16.300     $19.090      $19.200      $17.460

Income (loss) from investment operations:
Net investment income (loss)(1)                                 (0.045)       0.047       0.100        0.151        0.170
Net realized and unrealized gain (loss) on investments          (0.415)      (0.224)     (0.560)       1.917        3.600
                                                               -------      -------     -------      -------      -------
Total from investment operations                                (0.460)      (0.177)     (0.460)       2.068        3.770
                                                               -------      -------     -------      -------      -------

Less dividends and distributions from:
Net investment income                                               --       (0.105)     (0.130)      (0.098)      (0.180)
Net realized gain on investments                                    --       (0.768)     (2.200)      (2.080)      (1.850)
                                                               -------      -------     -------      -------      -------
Total dividends and distributions                                   --       (0.873)     (2.330)      (2.178)      (2.030)
                                                               -------      -------     -------      -------      -------

Net asset value, end of period                                 $14.790      $15.250     $16.300      $19.090      $19.200
                                                               =======      =======     =======      =======      =======


Total return(2)                                                 (2.95%)      (1.05%)     (2.72%)      11.92%       24.45%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                       $135,565     $141,911    $213,533     $218,584     $135,737
Ratio of expenses to average net assets                          2.00%        2.05%       1.90%        1.83%        1.83%
Ratio of net investment income (loss) to average net assets     (0.30%)       0.32%       0.58%        0.82%        0.90%
Portfolio turnover                                                 98%          87%         94%          87%          69%

(1) The average shares outstanding method has been applied for per share information for the years ended November 30, 1999, 2000, and 2001.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

See accompanying notes

Financial
       Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                       Delaware Growth and Income Fund Class C
                                                                                     Year Ended
                                                              11/30/01     11/30/00    11/30/99    11/30/98      11/30/97
Net asset value, beginning of period                           $15.210      $16.270     $19.050     $19.160       $17.430

Income (loss) from investment operations:
Net investment income (loss)(1)                                 (0.045)       0.047       0.100       0.153         0.170
Net realized and unrealized gain (loss) on investments          (0.405)      (0.234)     (0.550)      1.915         3.590
                                                               -------      -------     -------     -------       -------
Total from investment operations                                (0.450)      (0.187)     (0.450)      2.068         3.760
                                                               -------      -------     -------     -------       -------

Less dividends and distributions from:
Net investment income                                               --       (0.105)     (0.130)     (0.098)       (0.180)
Net realized gain on investments                                    --       (0.768)     (2.200)     (2.080)       (1.850)
                                                               -------      -------     -------     -------       -------
Total dividends and distributions                                   --       (0.873)     (2.330)     (2.178)       (2.030)
                                                               -------      -------     -------     -------       -------

Net asset value, end of period                                 $14.760      $15.210     $16.270     $19.050       $19.160
                                                               =======      =======     =======     =======       =======



Total return(2)                                                 (2.96%)      (1.05%)     (2.71%)     12.00%        24.44%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $27,576      $28,350     $45,026     $48,683       $26,231
Ratio of expenses to average net assets                          2.00%        2.05%       1.90%       1.83%         1.83%
Ratio of net investment income (loss) to average net assets     (0.30%)       0.32%       0.58%       0.82%         0.90%
Portfolio turnover                                                 98%          87%         94%         87%           69%

(1) The average shares outstanding method has been applied for per share information for the years ended November 30, 1999, 2000, and 2001.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

See accompanying notes

Financial
       Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                 Delaware Growth and Income Fund Institutional Class
                                                                                      Year Ended
                                                              11/30/01     11/30/00    11/30/99    11/30/98      11/30/97
Net asset value, beginning of period                           $15.300      $16.370     $19.150     $19.260       $17.570

Income (loss) from investment operations:
Net investment income(1)                                         0.108        0.196       0.273       0.346         0.350
Net realized and unrealized gain (loss) on investments          (0.423)      (0.235)     (0.553)      1.917         3.600
                                                               -------      -------     -------     -------       -------
Total from investment operations                                (0.315)      (0.039)     (0.280)      2.263         3.950
                                                               -------      -------     -------     -------       -------

Less dividends and distributions from:
Net investment income                                           (0.025)      (0.263)     (0.300)     (0.293)       (0.410)
Net realized gain on investments                                    --       (0.768)     (2.200)     (2.080)       (1.850)
                                                               -------      -------     -------     -------       -------
Total dividends and distributions                               (0.025)      (1.031)     (2.500)     (2.373)       (2.260)
                                                               -------      -------     -------     -------       -------

Net asset value, end of period                                 $14.960      $15.300     $16.370     $19.150       $19.260
                                                               -------      -------     -------     -------       -------


Total return(2)                                                 (2.07%)      (0.05%)     (1.68%)     13.07%        25.65%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $68,645      $69,906    $117,377    $112,381       $78,813
Ratio of expenses to average net assets                          1.00%        1.05%       0.90%       0.83%         0.83%
Ratio of net investment income to average net assets             0.70%        1.32%       1.58%       1.82%         1.90%
Portfolio turnover                                                 98%          87%         94%         87%           69%

(1) The average shares outstanding method has been applied for per share information for the years ended November 30, 1999, 2000, and 2001.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes

                                                 Delaware Growth and Income Fund
Notes                                            November 30, 2001
       to Financial Statements

Delaware Group Equity Funds II (the "Trust") is organized as a Delaware business trust and offers four series: the Delaware Decatur Equity Income Fund, the Delaware Diversified Value Fund, the Delaware Growth and Income Fund, and the Delaware Social Awareness Fund. These financial statements and related notes pertain to the Delaware Growth and Income Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge that declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. The Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors.

The investment objective of the Delaware Growth and Income Fund is to seek capital appreciation with current income as a secondary objective.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation -- All equity securities are valued at the last quoted sales price as of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees.

Federal Income Taxes -- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Class Accounting -- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -- The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $18,190 for the year ended November 30, 2001. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the year ended November 30, 2001 were approximately $7,958. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of the investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at a rate of 0.65% on the first $500 million of average daily net assets of the Fund, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

Pursuant to a distribution agreement, the Fund pays Delaware Distributors, L.P.
(DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares. No distribution expenses are paid by Institutional Class shares.

For the year ended November 30, 2001, DDLP earned $79,257 for commissions on sales of the Fund's Class A shares.

At November 30, 2001, the Fund had liabilities payable to affiliates as follows:

     Investment management fee payable to DMC                 $22,711

     Dividend disbursing, transfer agent fees, accounting
       and other expenses payable to DSC                      161,520

     Other expenses payable to DMC and affiliates              34,171

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Fund. These officers and trustees are paid no compensation by the Fund.

Notes
       to Financial Statements (continued)

3. Investments
For the year ended November 30, 2001, the Fund made purchases of $756,776,667 and sales of $812,605,523 of investment securities other than U.S. government securities and short-term investments.

At November 30, 2001, the cost of investments for federal income tax purposes was $645,159,571. At November 30, 2001, net unrealized appreciation was $79,996,518 of which $98,821,557 related to unrealized appreciation of investments and $18,825,039 related to unrealized depreciation of investments.

For federal income tax purposes, the Fund had accumulated capital losses as of November 30, 2001 of $69,792,803 which may be carried forward and applied against future capital gains. Such capital loss carryforwards expire in 2008.

4. Capital Shares
Transactions in capital shares were as follows:

                                             Year Ended
                                       11/30/01        11/30/00
Shares sold:
  Class A                             2,809,424       4,463,759
  Class B                             1,612,985       1,567,217
  Class C                               528,425         609,808
  Institutional Class                 1,297,950       2,016,631

Shares issued upon reinvestment
 of dividends and distributions:
  Class A                                24,306       3,131,471
  Class B                                    --         692,125
  Class C                                    --         146,334
  Institutional Class                     7,350         487,273
                                    -----------     -----------
                                      6,280,440      13,114,618
                                    -----------     -----------
Shares repurchased:
  Class A                            (7,530,462)    (23,122,668)
  Class B                            (1,753,034)     (6,048,078)
  Class C                              (523,089)     (1,659,758)
  Institutional Class                (1,287,000)     (5,106,899)
                                    -----------     -----------
                                    (11,093,585)    (35,937,403)
                                    -----------     -----------
Net decrease                         (4,813,145)    (22,822,785)
                                     ==========     ===========


5. Line of Credit
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of November 30, 2001, or at any time during the period.

6. Securities Lending
The Fund, along with other funds in the Delaware Investments Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with J.P. Morgan Chase. Initial security loans made pursuant to the Lending Agreement are required to be secured by U.S. Treasury obligations and/or cash collateral not less than 102% of the market value of the securities issued in the United States. With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in fixed-income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poors Ratings Group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The market value of the securities on loan and the related collateral received at November 30, 2001 were as follows:

               Market value of           Market value of
               securities on loan        collateral
               ------------------        ---------------
               $132,683,247              $135,530,800

7. Tax Information (Unaudited)
The information set forth below is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended November 30, 2001, the Fund designates distributions paid during the year as follows:

     (A)                 (B)
  Long-Term           Ordinary              (C)
Capital Gains          Income              Total             (D)
Distributions       Distributions      Distributions     Qualifying
 (Tax Basis)        (Tax Basis)         (Tax Basis)     Dividends(1)
 -----------        -----------         -----------     ------------
     --                100%                100%            100%

(A) and (B) are based on a percentage of the Fund's total distributions.

(D) is based on a percentage of ordinary income of the Fund.

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Report
       of Independent Auditors

To the Shareholders and Board of Trustees
Delaware Group Equity Funds II - Delaware Growth and Income Fund

We have audited the accompanying statement of net assets of Delaware Growth and Income Fund (the "Fund") as of November 30, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Growth and Income Fund at November 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP


Philadelphia, Pennsylvania
January 4, 2002

Delaware Investments
       Family of Funds

--------------------------------------------------------------------------------
Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial advisor. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------

Growth-Equity Group                                              Fixed Income Group
Delaware American Services Fund                                  Corporate and Government
Delaware Growth Opportunities Fund                               Delaware American Government Bond Fund
Delaware Select Growth Fund                                      Delaware Corporate Bond Fund
Delaware Small Cap Growth Fund                                   Delaware Delchester Fund
Delaware Technology and Innovation Fund                          Delaware Extended Duration Bond Fund
Delaware Trend Fund                                              Delaware High-Yield Opportunities Fund
Delaware U.S. Growth Fund                                        Delaware Limited-Term Government Fund
                                                                 Delaware Strategic Income Fund
Value-Equity Group
Delaware Decatur Equity Income Fund                              Money Market
Delaware Growth and Income Fund                                  Delaware Cash Reserve Fund
Delaware REIT Fund                                               Delaware Tax-Free Money Fund
Delaware Small Cap Value Fund
                                                                 Municipal (National Tax-Exempt)
International Group                                              Delaware National High-Yield Municipal Bond Fund
(DIAL-Delaware International Advisers Ltd.)                      Delaware Tax-Free Insured Fund
Delaware Emerging Markets Fund                                   Delaware Tax-Free USA Fund
Delaware International Small Cap Value Fund                      Delaware Tax-Free USA Intermediate Fund
Delaware International Value Equity Fund
  (formerly Delaware International Equity Fund)                  Municipal (State-Specific Tax-Exempt)
                                                                 Delaware Tax-Free Arizona Fund
Blend Mutual Funds                                               Delaware Tax-Free Arizona Insured Fund
Delaware Balanced Fund                                           Delaware Tax-Free California Fund
Delaware Core Equity Fund                                        Delaware Tax-Free California Insured Fund
  (formerly Delaware Growth Stock Fund)                          Delaware Tax-Free Colorado Fund
Delaware Devon Fund                                              Delaware Tax-Free Florida Fund
Delaware Social Awareness Fund                                   Delaware Tax-Free Florida Insured Fund
Foundation Funds                                                 Delaware Tax-Free Idaho Fund
  Delaware Balanced Portfolio                                    Delaware Minnesota High-Yield Municipal Bond Fund
  Delaware Growth Portfolio                                      Delaware Minnesota Insured Fund
  Delaware Income Portfolio                                      Delaware Tax-Free Minnesota Fund
                                                                 Delaware Tax-Free Minnesota Intermediate Fund
                                                                 Delaware Tax-Free Missouri Insured Fund
                                                                 Delaware Tax-Free New York Fund
                                                                 Delaware Tax-Free Oregon Insured Fund
                                                                 Delaware Tax-Free Pennsylvania Fund

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

This annual report is for the information of Delaware Growth and Income Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Growth and Income Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Trustees                           Affiliated Officers                        Contact Information
Charles E. Haldeman, Jr.                    William E. Dodge                           Investment Manager
Chairman                                    Executive Vice President and               Delaware Management Company
Delaware Investments Family of Funds        Chief Investment Officer, Equity           Philadelphia, PA
Philadelphia, PA                            Delaware Investments Family of Funds
                                            Philadelphia, PA                           International Affiliate
Walter P. Babich                                                                       Delaware International Advisers Ltd.
Board Chairman                              Jude T. Driscoll                           London, England
Citadel Constructors, Inc.                  Executive Vice President and
King of Prussia, PA                         Head of Fixed Income                       National Distributor
                                            Delaware Investments Family of Funds       Delaware Distributors, L.P.
David K. Downes                             Philadelphia, PA                           Philadelphia, PA
President and Chief Executive Officer
Delaware Investments Family of Funds        Richard J. Flannery                        Shareholder Servicing, Dividend
Philadelphia, PA                            President and Chief Executive Officer      Disbursing and Transfer Agent
                                            Delaware Distributors, L.P.                Delaware Service Company, Inc.
John H. Durham                              Philadelphia, PA                           2005 Market Street
Private Investor                                                                       Philadelphia, PA 19103-7094
Gwynedd Valley, PA
                                                                                       For Shareholders
John A. Fry                                                                            800 523-1918
Executive Vice President
University of Pennsylvania                                                             For Securities Dealers
Philadelphia, PA                                                                       800 362-7500

Anthony D. Knerr                                                                       For Financial Institutions
Consultant                                                                             Representatives Only
Anthony Knerr & Associates                                                             800 659-2265
New York, NY
                                                                                       Website
Ann R. Leven                                                                           www.delawareinvestments.com
Former Treasurer
National Gallery of Art
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN

(5419)                                                                                             Printed in the USA
AR-018 [11/01] CG 1/02                                                                                          J7724

